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                                                   OMB Number: 3235-0060
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          UNITED STATES                            Estimated average burden
SECURITIES AND EXCHANGE COMMISSION                 hours per response: 5
       Washington, DC 20549                        -----------------------------


                                    FORM 8-K

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 17, 2000

                       Cyco.Net, Inc. (formerly Ave, Inc.
             (Exact name of registrant as specified in its chapter)

                                ----------------

           Nevada                     13-3389415
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           4201 G. Yale Boulevard, N.E.
              Albuquerque, New Mexico                    87107
      (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 505-344-9643 Fax No. 505-344-9653

                      600 Central Avenue, SW, Third Floor
                          Albuquerque, New Mexico 87102
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

ITEM 5. OTHER EVENTS.

        a. Cyco.Net has moved it's principal location to 4201 G. Yale Boulevard N.E., Albuquerque, New Mexico 87107. The effective date of the lease is August 1, 2000. Cyco.Net will physically move into the offices effective August 15, 2000. A copy of the lease is attached hereto as
           Exhibit 1.

        b. Cyco.Net entered into an agreement with Ryan S. Diederich of ProSoft Inc. for Cyco.Net to acquire the domain name www.krwtobaccco.com. The effective date of the purchase was August 1, 2000. The terms of the agreement provide that payment for the domain name shall be 250,000 shares of Cyco.Net stock. The stock issued is restricted pursuant to the provisions of SEC Rule 144 . A copy of the agreement is attached hereto as Exhibit 2.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        R. Gene Klaweter has resigned as a member of the board of directors effective October 14, 1999. A copy of the resignation letter is attached hereto as Exhibit 3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ---------------------------------------
                                                         Cyco.Net


Date  August 21, 2000                      /s/ RICHARD A. URREA
    ----------------------------------   ---------------------------------------
                                               Richard A. Urrea, President

* Print name and title of the signing officer under his signature.
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
 99.1           Acquisition Agreement

 99.2           R. Gene Klawetter Letter of Resignation

 99.3           Lease Agreement